UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2019, Century Communities, Inc. (the “Company”) and the subsidiary guarantors of the Company party thereto entered into a First Modification Agreement (the “First Modification Agreement”) with the lenders party thereto, and Texas Capital Bank, National Association, as Administrative Agent. The First Modification Agreement amends that certain Amended and Restated Credit Agreement, dated as of June 5, 2018, with Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, and the lenders party thereto, as amended, which provides the Company with a revolving line of credit (the “Credit Facility”) of up to $640 million.

Pursuant to the First Modification Agreement, (i) the maturity date of the Credit Facility is extended from April 30, 2022 to April 30, 2023, (ii) subject to certain conditions, the Company is entitled to request additional increases in the size of the Credit Facility by an amount (for all such requests) not exceeding $110 million (i.e., up to a maximum potential Credit Facility amount of $750 million), and (iii) the letter of credit sublimit under the Credit Facility is increased from $40 million to $50 million.

The foregoing summary of the First Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Modification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1

First Modification Agreement, dated December 13, 2019, among Century Communities, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and Texas Capital Bank, National Association, as Administrative Agent.

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019	Century Communities, Inc.

	By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Chief Financial Officer